UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2022, the board of directors of Inland Real Estate Income Trust, Inc. (the “Company”) approved and adopted the Company’s Third Amended and Restated Bylaws to modernize and update the Company’s bylaws to (1) conform them to changes made to the Company’s corporate charter in January 2022, (2) provide the flexibility permitted by Maryland law to corporations formed in Maryland and (3) change them to more closely resemble the bylaws of other publicly owned non-traded real estate investment trusts (REITs) that are not required to abide by the REIT Guidelines of the North American Securities Administrators Association.  The Third Amended and Restated Bylaws were effective upon adoption by the board. The Third Amended and Restated Bylaws include the following amendments, among others:

Article II (Meetings of Stockholders) has been updated and changed to:

•

change the requirements and procedures for stockholder-requested special meetings to provide, among other things, that the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast may require that a special meeting be called (formerly stockholders holding in the aggregate not less than ten percent of the outstanding shares of the common stock entitled to vote on such matter at such meeting could call a special meeting);

•

add sections governing the requirements for a stockholder notice requesting a special meeting of stockholders, the timing of special meetings, the revocation of a request to call a special meeting and the appointment and authority of an inspector of elections to review special meeting requests received from stockholders;

•	provide that notice of a stockholder meeting may be provided by electronic transmission or by any other means of delivery permitted by Maryland law;
•

change the voting standard to elect a director so that a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient (under the Second Amended and Restated Bylaws the voting standard required the vote of a majority of the shares of common stock present at the meeting);

•

explain that any stockholder nominating individuals for election to the board or proposing other business at a special meeting of stockholders must have been a record holder at the time of giving notice and as of the record date of the special meeting and must also be a record holder at the time of the special meeting;

•

change the timing generally required for any nomination or other business to be properly brought before an annual meeting by a stockholder, by providing that the stockholder must have given timely notice thereof not earlier than the 150th day nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting (under the Second Amended and Restated Bylaws notice had to be provided not earlier than the 120th day nor later than the 90th day prior to the anniversary of the date of the proxy statement);

•

change the timing required for any nomination or other business to be properly brought before an annual meeting by a stockholder when the meeting date has been advanced or delayed by more than 30 days from the anniversary date of the prior year’s annual meeting, by providing that the stockholder must have given timely notice thereof not earlier than the 150th day nor later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made (under the Second Amended and Restated Bylaws notice had to be provided not earlier than the 120th day nor later than the later of the 90th day prior to the date of the annual meeting or the tenth day following public announcement);

•

adding disclosures required to be included in a stockholder’s notice of any nomination or other business to be brought before an annual meeting, such as disclosures of certain interests in the Company’s securities and certain transactions of the stockholder and persons associated with the stockholder such as specified types of hedging and derivative transactions and the names and addresses of people who contacted or who were contacted by the stockholder; and

•

explicitly permit the board or the chairman of a stockholder meeting to permit participation by conference telephone or other communications equipment and solely by means of remote communication in any manner permitted by Maryland law.

Article III (Directors) has been amended to:

•

change the required number of directors to be no more than 15 and not less than the minimum number required by the Maryland General Corporation Law (under the Second Amended and Restated Bylaws the required number of directors was not more than 11 nor less than three); and

•	provide that the board may at its option, but need not, designate a chairman of the board.

Article VII (Indemnification and Insurance) has been amended to:

•

remove the reference to “Indemnification” in the heading of Article VII and delete the provisions that governed the ability of the Company to indemnify its directors, officers employees and agents under the Second Amended and Restated Bylaws.

Article IX (Exclusive Forum for Certain Litigation) has been added to

•

designate the Circuit Court for Baltimore City, Maryland (or if such court lacks jurisdiction, the United States District Court for the District of Maryland, Northern Division) as the sole and exclusive forum for certain legal actions, unless the Company consents in writing to the selection of an alternative forum.

The above description of certain provisions of the Third Amended and Restated Bylaws is not intended to be complete, does not address each Article that has been amended and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of the Company, effective April 25, 2022
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: April 29, 2022	By:	/s/ Cathleen M. Hrtanek
	Name:	Cathleen M. Hrtanek
	Title	Secretary